(h)(3)(D)(i)

AMENDED SCHEDULE A

with respect to the

FT FEE ALLOCATION AGREEMENT

VOYA ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

VOYA BALANCED PORTFOLIO, INC.

Voya Balanced Portfolio

VOYA EMERGING MARKETS HIGH DIVIDEND EQUITY FUND

VOYA EQUITY TRUST

Voya Corporate Leaders® 100 Fund

Voya Global Multi-Asset Fund

Voya Large-Cap Growth Fund

Voya Large Cap Value Fund

Voya Mid Cap Research Enhanced Index Fund

Voya MidCap Opportunities Fund

Voya Multi-Manager Mid Cap Value Fund

Voya SmallCap Opportunities Fund

Voya Small Company Fund

Voya U.S. High Dividend Low Volatility

VOYA FUNDS TRUST

Voya Floating Rate Fund

Voya GNMA Income Fund

Voya Government Money Market Fund

Voya High Yield Bond Fund

Voya Intermediate Bond Fund

Voya Short Term Bond Fund

Voya Strategic Income Opportunities Fund

VOYA GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

VOYA GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

VOYA GOVERNMENT MONEY MARKET PORTFOLIO

VOYA INFRASTRUCTURE, INDUSTRIALS AND MATERIALS FUND

VOYA INTERMEDIATE BOND

PORTFOLIO

VOYA INVESTORS TRUST

Voya Balanced Income Portfolio

Voya Global Perspectives® Portfolio

Voya Government Liquid Assets Portfolio1

Voya High Yield Portfolio1

Voya Large Cap Growth Portfolio

Voya Large Cap Value Portfolio

Voya Limited Maturity Bond Portfolio1

Voya Retirement Conservative Portfolio

Voya Retirement Growth Portfolio

Voya Retirement Moderate Growth Portfolio

Voya Retirement Moderate Portfolio

Voya U.S. Stock Index Portfolio1

VY® BlackRock Inflation Protected Bond

Portfolio

VY® Clarion Global Real Estate Portfolio VY® Clarion Real Estate Portfolio

VY® Invesco Growth and Income Portfolio1

VY® JPMorgan Emerging Markets Equity

Portfolio1

1Under the terms of the Management Agreement between Voya Investors Trust and Voya Investments, LLC, the Fund is subject to a "unified fee" arrangement. Accordingly, the portion of SCAS Fees allocated to the Fund under the Allocation Agreement will be borne directly by Voya Investments, LLC as provided in the Management Agreement.

2Under the terms of the Management Agreement between Voya Separate Portfolios Trust and Voya Investments, LLC, the Fund is subject to a "bundled fee" arrangement. Accordingly, the portion of Fees allocated to the Fund under the Allocation Agreement will be borne directly by Voya Investments, LLC as provided in the Management Agreement.

VOYA INVESTORS TRUST (continued)

VY® JPMorgan Small Cap Core Equity

Portfolio1

VY® Morgan Stanley Global Franchise

Portfolio1

VY® T. Rowe Price Capital Appreciation

Portfolio1

VY® T. Rowe Price Equity Income Portfolio1

VY® T. Rowe Price International Stock

Portfolio

VOYA MUTUAL FUNDS

Voya Global Bond Fund

Voya Global Diversified Payment Fund

Voya Global High Dividend Low Volatility

Fund

Voya International High Dividend Low

Volatility Fund

Voya Multi-Manager Emerging Markets Equity

Fund

Voya Multi-Manager International Equity Fund

Voya Multi-Manager International Factors Fund

Voya Multi-Manager International Small Cap

Fund

Voya Russia Fund

VOYA PARTNERS, INC.

Voya Global Bond Portfolio

Voya Index Solution 2035 Portfolio

Voya Index Solution 2040 Portfolio

Voya Index Solution 2050 Portfolio

Voya Index Solution 2055 Portfolio

Voya Index Solution 2060 Portfolio

Voya Index Solution 2065 Portfolio

Voya Index Solution Income Portfolio

Voya International High Dividend Low

Volatility Portfolio

Voya Solution 2025 Portfolio

Voya Solution 2030 Portfolio

Voya Solution 2035 Portfolio

VOYA PARTNERS, INC. (continued)

Voya Solution 2040 Portfolio

Voya Solution 2045 Portfolio

Voya Solution 2055 Portfolio

Voya Solution 2060 Portfolio

Voya Solution 2065 Portfolio

Voya Solution Aggressive Portfolio

Voya Solution Balanced Portfolio

Voya Solution Conservative Portfolio

Voya Solution Income Portfolio

Voya Solution Moderately Aggressive Portfolio

Voya Solution Moderately Conservative

Portfolio

VY® American Century Small-Mid Cap Value

Portfolio

VY® Baron Growth Portfolio

VY® Columbia Contrarian Core Portfolio

VY® Columbia Small Cap Value II Portfolio

VY® Invesco Comstock Portfolio

VY® Invesco Equity and Income Portfolio

VY® Invesco Global Portfolio

VY® JPMorgan Mid Cap Value Portfolio

VY® T. Rowe Price Diversified Mid Cap

Growth Portfolio

VY® T. Rowe Price Growth Equity Portfolio

VOYA SENIOR INCOME FUND

VOYA SEPARATE PORTFOLIOS TRUST

Voya Emerging Markets Corporate Debt Fund

Voya Emerging Markets Hard Currency Debt

Fund

Voya Emerging Markets Local Currency Debt

Fund

Voya Investment Grade Credit Fund

Voya Securitized Credit Fund

Voya Target In-Retirement Fund2

Voya Target Retirement 2025 Fund2

Voya Target Retirement 2030 Fund2

1Under the terms of the Management Agreement between Voya Investors Trust and Voya Investments, LLC, the Fund is subject to a "unified fee" arrangement. Accordingly, the portion of Fees allocated to the Fund under the Allocation Agreement will be borne directly by Voya Investments, LLC as provided in the Management Agreement.

2Under the terms of the Management Agreement between Voya Separate Portfolios Trust and Voya Investments, LLC, the Fund is subject to a bundled fee arrangement. Accordingly, the portion of Fees allocated to the Fund under the Allocation Agreement will be borne directly by Voya Investments, LLC as provided in the Management Agreement.

VOYA SEPARATE PORTFOLIOS TRUST	VOYA VARIABLE PORTFOLIOS, INC.
(continued)	Voya Emerging Markets Index Portfolio
Voya Target Retirement 2035 Fund2	Voya Global High Dividend Low Volatility
Voya Target Retirement 2040 Fund2	Portfolio
Voya Target Retirement 2045 Fund	Voya Index Plus LargeCap Portfolio
Voya Target Retirement 2055 Fund2	Voya Index Plus MidCap Portfolio
Voya Target Retirement 2060 Fund2	Voya Index Plus SmallCap Portfolio
Voya Target Retirement 2065 Fund2	Voya International Index Portfolio
Voya Russell™ Large Cap Growth Index
VOYA STRATEGIC ALLOCATION	Portfolio
PORTFOLIOS, INC.	Voya Russell™ Large Cap Index Portfolio
Voya Strategic Allocation Conservative	Voya Russell™ Large Cap Value Index
Portfolio	Portfolio
Voya Strategic Allocation Growth Portfolio	Voya Russell™ Mid Cap Growth Index
Voya Strategic Allocation Moderate Portfolio	Portfolio
Voya Russell™ Mid Cap Index Portfolio
VOYA VARIABLE FUNDS	Voya Russell™ Small Cap Index Portfolio
Voya Growth and Income Portfolio	Voya Small Company Portfolio
VOYA VARIABLE INSURANCE TRUST	Voya U.S. Bond Index Portfolio
VOYA VARIABLE PRODUCTS TRUST
VY® BrandywineGLOBAL – Bond Portfolio
Voya MidCap Opportunities Portfolio
Voya SmallCap Opportunities Portfolio

1Under the terms of the Management Agreement between Voya Investors Trust and Voya Investments, LLC, the Fund is subject to a "unified fee" arrangement. Accordingly, the portion of Fees allocated to the Fund under the Allocation Agreement will be borne directly by Voya Investments, LLC as provided in the Management Agreement.

2Under the terms of the Management Agreement between Voya Separate Portfolios Trust and Voya Investments, LLC, the Fund is subject to a bundled fee arrangement. Accordingly, the portion of Fees allocated to the Fund under the Allocation Agreement will be borne directly by Voya Investments, LLC as provided in the Management Agreement.

3